3. Acquisitions	12 Months Ended
Dec. 31, 2015
Business Combinations [Abstract]
Acquisitions

Sky Rover Stock Purchase

On September 19, 2014, we entered into the “Sky Rover SPA. At closing, Sky Rover was to acquire 30,400,000 shares (the “Shares”) of our common stock which was to equal approximately 80% of the then outstanding shares of common stock of our Company. In consideration of the Shares, Sky Rover was to pay to us a total $400,000.

On February 17, 2015, we amended the terms of the Sky Rover SPA (the “Amended SPA”). According to the terms of the Amended SPA, Sky Rover agreed to deposit 4,000,000 EGD into the EGD subsidiary.

On April 17, 2015, our Company and Sky Rover completed the closing of the Sky Rover SPA. As a result, Sky Rover’s designees received 33,240,000 shares of our common stock of which 3,371,351 were newly issued and 29,868,649 were conveyed by certain affiliated and unaffiliated existing shareholders to complete the transaction. Prior to the closing, Sky Rover advanced $539,885, consisting of the $400,000 purchase price and $139,885 towards reimbursement of certain corporate costs.

The acquisition of the EGD is considered an asset purchase for accounting purposes based on the guidance of ASC 805 - Business Combinations. We recorded the value of the EGD as of the date of acquisition at $0 as its value was highly uncertain due to various restrictions on its use and our ability to exploit any value.

GX-Life

On October 2, 2015, we completed a Share Exchange Agreement with GX-Life, whereby we spun-off 100% of our ownership interest in the EGD Subsidiary (including 4,000,000 EGD), which we had valued at $0, in exchange for 100% of the outstanding common stock of GX-Life. In accordance with ASC 805, we have included the financial results of GX-Life in our consolidated financial statements as of the date of acquisition. The assets and liabilities of GX-Life assumed on the acquisition date were recorded at fair value, which approximated the carrying value, and are included in the consolidated financial information post-merger. Following is a summary of the assets and liabilities assumed as of the acquisition date:

Assets:
Cash	$100
Deposits for inventory	491,988
Other deposits	5,700
Total assets	497,788

Liabilities:
Accounts payable	19,298
Due to related parties	495,737
Total liabilities	515,035
Net liabilities assumed	$17,247

Following is pro-forma revenue and earnings information for the year ended December 31, 2015 assuming both our Company and GX-Life had been combined as of September 1, 2015, the date of formation of GX-Life. Amounts are unaudited:

Net revenue	$0

Net loss	(928,033)

Acquisition of Powerdyne

In March 2015, we acquired 100% of the membership interests in Powerdyne, an EB-5 Regional Center. We plan to raise funding for real estate development projects through the EB-5 Regional Center, a vehicle designated by the USCIS as eligible to receive immigrant investor capital to promote economic growth, improve regional productivity, create jobs, and increase domestic capital investment.

The purchase price was $250,000, of which $150,000 was contributed by our former CEO Lei Pei. We paid an additional $50,000 and the remaining installments of $25,000 each are due on January 1, 2016 and April 1, 2016 (collectively “Installment Payments”).

As collateral for the timely payment of the Installment Payments, we pledged and granted a security interest in the acquired membership interest of Powerdyne to the seller, until such time all Installment Payments have been made.

The purchase of Powerdyne is considered an asset purchase for accounting purposes based on the guidance of ASC 805 - Business Combinations, as Powerdyne does not have features of a business nor does it have any operations. Through the Powerdyne acquisition, we acquired the right to issue licenses to projects such that the projects will benefit from its regional center approved status.

We have included the capitalized amount as a separate line item in the accompanying consolidated balance sheet as of December 31, 2015.